fast forward R First Quarter 2005 Results and Second Quarter and Full Year 2005 Guidance April 22, 2005 Exhibit 99.2

Agenda Operating Review Jim Vandenberghe, Vice Chairman Financial Review and Updated 2005 Guidance Dave Wajsgras, SVP and CFO Strategic Direction and Outlook Bob Rossiter, Chairman and CEO Q & A

Operating Review

First Quarter Summary Business conditions very challenging Industry production down 4% in N.A. and 3% in Europe Lear's top fifteen platforms down 11% in N.A. Raw material prices continue at high levels Net sales were $4.3 billion, down 5% Net income was $0.23 per share, including a one-time tax benefit of $0.26 per share Free cash flow* was negative $11 million Adverse Mix, Volume and Raw Material Costs Severely Depressed First Quarter Financial Results * Please see slide titled "First Quarter Free Cash Flow" and slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

First Quarter Production Environment Overall Industry Big Three Big Three Trucks Lear's Top 15Platforms -0.04 -0.09 -0.11 -0.11 North America Overall Industry Big Three Big Three Trucks Lear's Top 15 Platforms Overall Industry Lear's Top 10 Platforms -0.03 0.02 Overall Industry Lear's Top 15 Platforms Europe Q1 2005 Compared With Q1 2004

Impact Of Commodity Movements Key Commodities Steel Resins Chemicals Energy Continuing To Work With Customers And Supply Base Action Plan Factor into customer productivity requirements Lear's Cost Technology Optimization process Supply base compression Re-sourcing - develop new sources of supply In-sourcing - fill open capacity where appropriate Low-cost country sourcing and engineering Supplier Lean Manufacturing and Six Sigma

Lear's Game Plan Aggressively implement cost improvement initiatives Improve quality and ensure flawless launches Continue to profitably grow our sales backlog: Focusing on customer diversification Continuing to expand presence in Asia Evaluate repositioning actions to eliminate excess capacity and improve cost structure Near-Term Focus Is On The Things We Can Control -- Quality, Efficiency, Customer Satisfaction And Growth

2005 And 2006 Sales Backlog* $1.55 billion of new business coming online in 2005 $3.8 billion of new business coming online over the next three years 2005 is a transition year for Lear's platform mix: More than half of Lear's major North American platforms are turning over during 2005. . . Representing more than 40% of North American revenue Entering An Unprecedented Period Of New Business Coming Online Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Major North American Launches Dodge Ram Truck Seats, Doors, Instrument Panel, Overhead Systems SOP: 3Q 2005 Cadillac DTS Total Interior Integrator, Electrical Distribution SOP: 3Q 2005 Ford Explorer / Mountaineer Seats, Doors, Electrical Distribution SOP: 3Q 2005 Buick Lucerne Total Interior Integrator, Electrical Distribution SOP: 4Q 2005

Major North American Launches (continued) Hyundai Sonata Seats, Wire Harness SOP: 1Q 2005 Chevy HHR Cockpit, Flooring & Acoustics SOP: 2Q 2005 Chevy Impala / Chevy Monte Carlo Seats SOP: 2Q / 3Q 2005 Ford Fusion / Milan / Zephyr Seats SOP: 3Q 2005

Major European / Asian Launches BMW 3 Series Seats, Electronics SOP: 1Q 2005 Peugeot 407 Coupe Seats SOP: 2Q 2005 Nissan Serena Electrical Distribution SOP: 2Q 2005 Audi A6 - China Seats SOP: 1Q 2005

Continuing To Diversify Our Customer Mix 1994 2004 East 19 46 West North Non-Traditional Big Three* * Excludes affiliates of GM (other than Opel), Ford and DaimlerChrysler. Hyundai Sonata: seats & wire harness award in NA Several electronics awards (TPMS) in NA Tucson: seats in Korea Tucson/Sonata: seats in China Nissan Global seating with JV partner, Tachi-S Electrical distribution program in Europe Toyota Tundra: interior trim award in NA Aygo: seats (Toyota/PSA JV) in Europe VW/Audi Seats and electronics in Europe Audi A6: seats in China 19% 46% 1994 2004 Presence In Asia Positions Us For Future Growth Recent Customer Diversification

Present Business Assessment* Three key factors impacting near-term results -- adverse platform mix, lower industry volume and high raw material and energy prices Financial outlook improving the balance of this year and into 2006 Currently evaluating our global business to best position Lear for long-term profitable growth Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Financial Review and Updated 2005 Guidance

First Quarter 2005 First Quarter 2004 1Q '05 B/(W) 1Q '04 (in millions, except net income per share) Financial Highlights - First Quarter 2005 * Income (loss) before income taxes for the first quarter 2005 and 2004 was ($2.9) and $126.0, respectively. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. ** Includes tax benefit of $17.8 M, or $0.26 per share, resulting from a tax law change in Poland. Per share amount excludes the impact of our outstanding contingently convertible senior notes, as such impact was antidilutive. *** Excludes tax benefit of $17.8 M, or $0.26 per share, resulting from a tax law change in Poland. Net Sales $4,286.0 $4,492.1 $(206.1) Income before Interest, Other Expense & Income Taxes (core operating earnings)* $48.8 $179.2 $(130.4) Margin 1.1% 4.0% (2.9)% Net Income $15.6** 91.4 $(75.8) Net Income Per Share $0.23** $1.24 $(1.01) SG&A % of Net Sales 3.5% 3.7% 0.2 % Interest Expense $44.8 $39.1 $(5.7) Other Expense, Net $6.9 $14.1 $ 7.2 Effective Tax Rate 24.5% *** 27.5% 3.0%

North America Adverse First Quarter Mix Impact Driven By Sharp Declines In High Content Platforms Avg. CPV Avg. CPV - Top Fifteen 4th Qtr 553 1350 East 13.9 13.7 20.4 West 30.6 38.6 31.6 North 45.9 46.9 43.9 ^ 4.7 4.8 Lear's Key N.A. Platforms > $1,000 ^$550 B/(W) 1Q 2004 Source: Ward's Automotive

1Q05 vs 1Q04 - Change In Net Sales Total Change Platform Mix Industry Production Acquisitions FX Global New Business & Other Net Sales -206 -490 -219 92 115 297 ($206) 2004 $4,492 (in millions) 2005 $4,286

1Q05 vs 1Q04 - Change In Core Operating Earnings** Total Change Industry Production & Platform Mix Net Commodity Price Impact New Business Net Operating Performance & Other* Net Sales -130 -184 -33 26 62 (in millions) 2004 $179 2005 $49 * Includes the impact of currency exchange. ** Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Net Income $ 15.6 Depreciation / Amortization 95.6 Working Capital / Other 7.3 Cash from Operations $ 118.5 Capital Expenditures (129.4) Free Cash Flow $ (10.9) Three Months First Quarter Free Cash Flow* (in millions) * Free Cash Flow represents net cash provided by operating activities ($118.5M for three months ended 4/2/05) before net change in sold accounts receivable ($0 for three months ended 4/2/05) less capital expenditures. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

North America (in millions) 2005 Outlook Vehicle Production Assumptions* 2004 Actual 2005 Forecast 3rd Qtr 4th Qtr 4.1 4.2 4.2 4.2 East 7.4 7.1 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 Actual 2005 Forecast 3rd Qtr 4th Qtr 4.8 4.8 5.1 4.9 East 9 8.6 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Europe (in millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 15.7 18.9 Full Year First Quarter Full Year First Quarter 4.0 4.7 4.1 4.8 Second Quarter Second Quarter 4.2 ^4.1 ^4.9 5.1 15.5 - 15.8 18.3 - 18.6 Big Three FY 11.3 10.9 2Q 3.1 2.9

2005 Outlook Net Sales* 2005 Net Sales Increase Reflects Strong Backlog (in billions) Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 2003 2004 2005 Guidance East 3.9 4.5 4.3 ddd 4.1 4.3 4.5 West 7.8 8.2 8.6 North 3 $17.0 $15.7 First Quarter Full Year $17.5 - $17.7 $4.3 Second Quarter ^

2005 Outlook Net Income Per Share** 2004 Reported 2005 Guidance East 2.1 1.4 0.75 2.05 0.75 West 6.5 4.17 2.4 North 0.5 $5.77 First Quarter Full Year $2.75 - $3.25* $0.23* $1.24 * Includes first-quarter tax benefit resulting from a tax law change in Poland. ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Second Quarter $1.58 $0.20 - $0.40

2005 Outlook Full Year - Change In Net Income Per Share* Total Change Industry Production & Platform Mix Net Commodity Price Impact Industry Production FX Net Operating Performance & Other New Business Net Sales -2.77 -3.88 -1.47 -0.4 0.25 0.84 1.49 2004 $5.77 2005 Guidance Midpoint - $3.00 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Free Cash Flow** ($50) million - breakeven Interest Expense ^$180 million Tax Rate* ^25% Depreciation ^$425 million Capital Expenditures ^$550 million Euro $1.25 - $1.35 / Euro 2005 Outlook Other 2005 Full Year Financial Guidance** * Excludes one-time tax benefit resulting from a tax law change in Poland. ** Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Capital Spending 2005 Outlook 2005 Capital Spending And Free Cash Flow* ^ 3.9 4.1 Includes negative impact of change in customer payment terms Free Cash Flow * Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. Amount (in millions) Amount (in millions)

2005 Outlook Volume And Cost Factors Improve In Second Half* North America Production Down 3% Up 2% Big Three Production Down 7% About Flat Net Commodity Cost Impact 2/3 of Full Year 1/3 of Full Year Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Second Half First Half Sales Backlog ^ 40% ^ 60%

Strategic Direction and Outlook

Strategic Direction Streamline organizational structure and reposition business for improved long-term profitability Accelerate growth in low-cost manufacturing and engineering locations Evaluate present product portfolio to maximize long- term returns Deemphasize lower-margin, non-core businesses Assess strategically important acquisitions Reviewing Global Business To Best Position Lear For Long-Term Profitable Growth

Long-Term Outlook Remains Positive for Lear* Near-term financial results severely depressed reflecting transitional volume and cost factors; expected to improve in second half of 2005 and going forward Lear has a very strong three-year sales backlog of $3.8 billion Lear's platform mix to improve in 2006 with full-year benefit of major 2005 launches and introduction of GMT900 Strong and flexible overall financial position * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "income before interest, other expense and income taxes" (core operating earnings) and "free cash flow" (non-GAAP financial measures.) Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes is a useful measure in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither income before interest, other expense and income taxes nor free cash flow should be considered in isolation or as substitutes for net income, net cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Use of Non-GAAP Financial Information

Q1 2005 Q1 2004 Income before interest, other expense and income taxes Income (loss) before income taxes $ (2.9) $ 126.0 Interest expense 44.8 39.1 Other expense, net 6.9 14.1 Income before interest, other expense and income taxes $ 48.8 $ 179.2 (core operating earnings) Three Months (in millions) Use of Non-GAAP Financial Information Core Operating Earnings

Q1 2005 Free cash flow Net cash provided by operating activities $ 118.5 Net change in sold accounts receivable - Net cash provided by operating activities before net change in sold accounts receivable 118.5 Capital expenditures (129.4) Free cash flow $ (10.9) Three Months (in millions) Use of Non-GAAP Financial Information Free Cash Flow

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers, raw material cost and availability, the Company's ability to mitigate the significant impact of recent increases in raw material prices, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in free cash flow and other risks described from time to time in the Company's Securities and Exchange Commission filings. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects: anticipated net sales from awarded new programs, less net sales from phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly-awarded programs. The three-year backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of program launches. In addition, the second-quarter and full-year 2005 per share earnings guidance is based on an assumed 68 million and 73 million shares outstanding, respectively. The full-year assumed shares include 4.8 million shares related to the outstanding contingently convertible debt. The second-quarter assumed shares exclude such shares as they are antidilutive. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update them. Forward-Looking Statements